UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)    February 21, 2008
                                           -----------------------

                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         California                  0-31525                 68-0352144
----------------------------       ------------          -------------------
(State or other jurisdiction       (Commission             (IRS Employer
      Of incorporation)            File Number)          Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, California       95670
-----------------------------------------------------------     ----------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code    (916) 851-0123
                                                    ------------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) (1) On February 20, 2008, the Board of Directors of the registrant, American River Bankshares (the "Company"), approved the incentive compensation earned in 2007 for the executive officers of the Company. The payments are expected to be paid on or before March 15, 2008 and are in accordance with the American River Bankshares 2005 Executive Incentive Plan, incorporated by reference from Exhibit 99.1 to the Registrant's Report on Form 8-K, filed with the Commission on October 27, 2005 and First Amendment thereto, incorporated by reference from Exhibit 99.1 to the Registrant's Report on Form 8-K, filed with the Commission on March 17, 2006 and the Second Amendment thereto, incorporated by reference from Exhibit 99.1 to the Registrant's Report on Form 8-K, filed with the Commission on March 23, 2007. The payments are as follows: David Taber, Chief Executive Officer, $105,406.08; Mitchell Derenzo, Chief Financial Officer, $34,623.68; Douglas Tow, Chief Credit Officer, $34,623.68; Kevin Bender, Chief Information Officer, $28,654.08; Raymond Byrne, President of North Coast Bank, a division of American River Bank, $23,281.44; and Larry Standing, President of Bank of Amador, a division of American River Bank $12,168.00.

(e) (2) On February 20, 2008, the Board of Directors of the registrant, American River Bankshares, approved the Third Amendment to the American River Bankshares 2005 Executive Annual Incentive Plan (the "Plan"). The Third Amendment modifies Attachment A of the Plan by setting the performance metrics and the weightings for 2008, and Attachment B of the Plan, Funding Thresholds, by adjusting the performance targets based upon the registrants 2008 budget. This amendment should be read in conjunction with the Plan, incorporated by reference from Exhibit 99.1 to the Registrant's Report on Form 8-K, filed with the Commission on October 27, 2005, the First Amendment thereto, incorporated by reference from Exhibit 99.1 to the Registrant's Report on Form 8-K, filed with the Commission on March 17, 2006 and the Second Amendment thereto, incorporated by reference from Exhibit 99.1 to the Registrant's Report on Form 8-K, filed with the Commission on March 23, 2007. The targets for the 2008 performance metrics have been reset to the budget for 2008. In addition the targets for Return on Average Assets, Return on Tangible Equity and Earnings Per Share are calculated on a pre-incentive, after tax basis. The Third Amendment sets the performance metrics and the weightings for 2008 for the incentive compensation plan as follows:

The following weightings were assigned to the metrics for the Chief Executive Officer, the Chief Financial Officer, the Chief Credit Officer and the Chief Information Officer based on results of the Company:

    Return on Average Assets                                     18%
    Return on Average Tangible Equity                            18%
    Diluted Earnings Per Share                                   18%
    Core Deposit Growth                                          15%
    Net Loan Growth                                              15%
    Classified Loans to Equity                                   10%
    Leadership                                                    6%

    The Regional Bank Presidents of the Company have the following metrics and weightings:

    Return on Average Assets of the Company                      10%
    Return on Average Tangible Equity of the Company             10%
    Return on Average Assets of the Regional Bank                36%
    Core Deposit Growth of the Regional Bank                     15%
    Total Loan Growth of the Regional Bank                       15%
    Classified Loans to Average Loans of the Regional Bank        8%
    Leadership                                                    6%

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER BANKSHARES

                                    /s/ Mitchell A. Derenzo
                                    --------------------------------------------
February 21, 2008                   Mitchell A. Derenzo, Chief Financial Officer








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